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                                                                    Exhibit 10.3


                                     FORM OF
                      NON-STATUTORY STOCK OPTION AGREEMENT


         THIS NON-STATUTORY STOCK OPTION AGREEMENT ("Agreement") is entered into as of this _____ day of __________, _____, by and between HAWK CORPORATION, a Delaware corporation (the "Company"), and _______________ (the "Optionee").

         WHEREAS, the Company has adopted the 1997 Stock Option Plan (as amended from time to time, the "Plan");

         WHEREAS, capitalized terms used herein without definition have the meanings assigned to them in the Plan;

         WHEREAS, the Optionee is [A NON-EMPLOYEE DIRECTOR OF THE COMPANY OR {INSERT DESCRIPTION OF OTHER TYPE OF NON-EMPLOYEE}] [AN EMPLOYEE DIRECTOR, OFFICER AND/OR KEY EMPLOYEE OF THE COMPANY];

         WHEREAS, the Company believes that it would advance the interests of the Company and its stockholders to afford an opportunity to the Optionee to acquire or increase the Optionee's proprietary interest in the Company through the grant of Non-Statutory Options;

         WHEREAS, the Committee has granted Non-Statutory Options to purchase shares of Class A Common Stock, par value $0.01 per share, of the Company ("Common Stock") to the Optionee pursuant to the Plan on the terms and subject to the conditions set forth herein; and

         WHEREAS, the Optionee desires to accept said Non-Statutory Options pursuant to the terms and subject to the conditions set forth herein;

         NOW, THEREFORE, the parties agree as follows:

         1. GRANT OF OPTIONS. The Company hereby grants Non-Statutory Options to purchase up to __________ (_____) shares of Common Stock (collectively, the "Option Shares") to the Optionee, subject to all of the terms and conditions contained in this Agreement and the Plan. The Non-Statutory Options are not "incentive stock options" within the meaning of
Section 422 of the Code.

         2.       TIMING OF EXERCISE.

                  [(a) EXCEPT AS PROVIDED IN SECTION 2(b) BELOW, THE NON-STATUTORY STOCK OPTIONS SHALL BECOME EXERCISABLE IN FULL AS FOLLOWS:

                           (i) ON THE DATE THAT THE COMPANY ACHIEVES ANNUAL PRIMARY EARNINGS PER SHARE OF COMMON STOCK OF $_____ AFTER TAX BUT WITHOUT GIVING EFFECT TO ANY FAS 109 VALUATION ADJUSTMENTS; OR


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                           (ii) IF THE NON-STATUTORY STOCK OPTIONS HAVE NOT
         ALREADY BECOME EXERCISABLE PURSUANT TO CLAUSE (I) ABOVE, ON __________,
         _____.

AT ANY TIME AFTER THE NON-STATUTORY STOCK OPTIONS BECOME EXERCISABLE, THE OPTIONEE MAY EXERCISE THE NON-STATUTORY STOCK OPTIONS, IN WHOLE OR IN PART, UNTIL EXPIRATION OF THE NON- STATUTORY STOCK OPTIONS PURSUANT SECTION 5 BELOW.]

OR:
                  [(a) EXCEPT AS PROVIDED IN SECTION 2(B) BELOW, THE NON-STATUTORY STOCK OPTIONS SHALL VEST OVER A THREE (3) YEAR PERIOD AND SHALL BECOME EXERCISABLE FROM TIME TO TIME AS FOLLOWS: _____ (___) OPTION SHARES ON THE FIRST ANNIVERSARY OF THIS AGREEMENT; _____ (___) ON THE SECOND ANNIVERSARY OF THIS AGREEMENT; AND _____ (___) OPTION SHARES ON THE THIRD ANNIVERSARY OF THIS AGREEMENT. AT ANY TIME AFTER EACH PORTION OF THE NON-STATUTORY STOCK OPTIONS BECOME EXERCISABLE, THE OPTIONEE MAY EXERCISE SUCH PORTION OF THE NON-STATUTORY STOCK OPTIONS, IN WHOLE OR IN PART, UNTIL EXPIRATION OF THE NON-STATUTORY STOCK OPTIONS PURSUANT TO SECTION 5 BELOW.]

OR:

                  [(a) INSERT SUCH VESTING TERMS AS DETERMINED BY THE COMPENSATION COMMITTEE.]

                  (b) Notwithstanding anything to the contrary in Section 2(a) above, the Non-Statutory Options shall become immediately fully vested and fully exercisable:

                           (i) if there occurs any transaction (which shall include a series of transactions occurring within sixty (60) days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least fifty-one percent (51%) of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the stockholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) if the stockholders of the Company approve a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned).

         3. EXERCISE PRICE. The exercise price for the Non-Statutory Options shall be $_____ per Option Share (the "Exercise Price"), and shall be due and payable, in cash, by certified or official bank check, by money order, in shares of Common Stock or, in the sole discretion of the Committee, by personal check in full or partial payment of any Option Shares. Pursuant to the terms


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of the Plan, the Company may, in its sole discretion, lend money to the
Optionee, guarantee a loan to the Optionee or otherwise assist the Optionee to obtain the cash necessary to exercise all or a portion of the Option or to pay any tax liability of the Optionee attributable to such exercise. The Optionee shall remit the withholding tax, if any, owed by the Optionee under Section 10 below with respect to the exercise of the Non-Statutory Options to the Company along with the Exercise Price.

         4. PROCEDURE FOR EXERCISE. In order to exercise the Non-Statutory Options, the Optionee shall deliver to the Chairman of the Board or Secretary of the Company or such agent as such officers may delegate in their stead, the following: (i) the aggregate Exercise Price and any withholding tax required under Section 10 below; (ii) a completed and executed Exercise of Stock Option in the form attached hereto as Exhibit A; and (iii) if required, the written representation and/or other information described in Section 6 below. The Company shall cause certificates for Option Shares purchased hereunder to be delivered to the Optionee as soon as reasonably practicable thereafter.

         5. EXPIRATION OF OPTIONS. The unexercised portion, if any, of the Non-Statutory Options shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following: [IF NOT EMPLOYED BY THE COMPANY: (i) THREE (3) MONTHS AFTER THE DATE THAT THE OPTIONEE CEASES TO BE {A DIRECTOR OF THE COMPANY} FOR ANY REASON; OR (ii) THE DATE THAT IS TEN (10) YEARS FROM THE DATE THAT THE COMMITTEE GRANTS THE NON-STATUTORY OPTIONS TO THE OPTIONEE.] [IF EMPLOYED BY THE COMPANY:

                           (i) THREE (3) MONTHS AFTER THE DATE THAT THE
         OPTIONEE'S EMPLOYMENT WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS TERMINATED FOR ANY REASON OTHER THAN BY REASON OF (A) "CAUSE," WHICH, SOLELY FOR PURPOSES OF THIS AGREEMENT, SHALL MEAN THE TERMINATION OF THE OPTIONEE'S EMPLOYMENT BY REASON OF THE OPTIONEE'S WILLFUL MISCONDUCT OR NEGLIGENCE, (B) THE MENTAL OR PHYSICAL DISABILITY (WITHIN THE MEANING OF SECTION 22(e)(3) OF THE CODE) OF THE OPTIONEE AS DETERMINED BY A MEDICAL DOCTOR SATISFACTORY TO THE COMMITTEE OR (C)
         THE DEATH OF THE OPTIONEE;

                           (ii) IMMEDIATELY UPON THE TERMINATION OF THE
         OPTIONEE'S EMPLOYMENT WITH THE COMPANY OR ANY OF ITS SUBSIDIARIES FOR CAUSE;

                           (iii) ONE (1) YEAR AFTER THE DATE THAT THE OPTIONEE'S EMPLOYMENT WITH THE COMPANY IS TERMINATED BY REASON OF A MENTAL OR PHYSICAL DISABILITY (WITHIN THE MEANING OF SECTION 22(e)(3) OF THE
         CODE) AS DETERMINED BY A MEDICAL DOCTOR SATISFACTORY TO THE COMMITTEE;

                           (iv) (A) ONE (1) YEAR AFTER THE DATE OF TERMINATION OF THE OPTIONEE'S EMPLOYMENT WITH THE COMPANY BY REASON OF DEATH OF THE OPTIONEE, OR (B) THREE (3) MONTHS AFTER THE DATE THAT THE OPTIONEE DIES IF SUCH DEATH OCCURS DURING THE ONE (1) YEAR PERIOD SPECIFIED IN
         SECTION 5(a)(III) ABOVE; OR

                           (v) THE DATE THAT IS TEN (10) YEARS FROM THE DATE THAT THE COMMITTEE GRANTS THE NON-STATUTORY OPTIONS TO THE OPTIONEE.]


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         6.       REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE. The Optionee
represents and warrants that:

                  (a) The Optionee is aware that no federal or state agency has made any finding or determination as to the fairness for public or private investment in, nor any recommendation or endorsement of, the Option Shares.

                  (b) The Optionee is aware that the Shares are not registered under the Securities Act of 1933, as amended (the "Act"), or the securities or "blue sky" laws of any state or jurisdiction (the "Blue Sky Laws") as of the date of this Agreement, and the Company is under no obligation to cause the Option Shares to be registered under the Act or the Blue Sky Laws; and that in the event that the Option Shares are not registered under the Act or the Blue Sky Laws for any reason at a time when the Optionee desires to exercise all or any part of the Non-Statutory Options, then, in addition to the other terms and conditions of this Agreement, such exercise shall be conditioned upon determination by the Committee that the Option Shares may be issued to the Optionee without registration under the Act or the Blue Sky Laws. The Committee may require the Optionee to deliver to the Company an agreement or undertaking setting forth any factual information that the Committee deems necessary to determine whether the Option Shares may be issued to the Optionee without registration under the Act or the Blue Sky Laws, including, without limitation, a representation and warranty that the Optionee is acquiring the Option Shares for investment and not with a view to, or for sale in connection with, the distribution of any the Option Shares.

                  (c) The Optionee is aware that the Option Shares issuable upon exercise of the Non-Qualified Options may be subject to the terms of the Lock-Up Agreement between the Optionee and [SCHRODER & CO. INC., DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION AND MCDONALD & COMPANY SECURITIES, INC.]

         7. NON-REGISTRATION AND LEGEND. Nothing contained in this Agreement shall require the Company to register the Option Shares under the Act or the Blue Sky Laws or to continue any such registration which may be in effect on or after the date of this Agreement. If any such Option Shares are not so registered when issued hereunder, then the certificate(s) for the Option Shares shall bear a legend, in a form satisfactory to the Committee, restricting the transfer of the Option Shares unless such transfer is registered or exempt from registration under the Act or the Blue Sky Laws, and the Option Shares shall not be transferred except in accordance with such legend.

         8. TRANSFERABILITY. The Optionee or any beneficiary thereof shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of the Optionee's or such beneficiary's Non-Statutory Stock Options only as follows: (i) to the spouse or any children or grandchildren of the Optionee or such beneficiary receiving the Non-Statutory Stock Options; (ii) as a charitable contribution or gift to or for the use of any person or entity described in Section 170(c) of the Code;
(iii) to any Controlled Entity; or (iv) by will or the laws of intestate succession.

         9. RIGHTS PRIOR TO EXERCISE OF OPTION. The Optionee shall not have any rights as a stockholder with respect to any Option Shares subject to the Non-Statutory Options prior


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to the date on which the Optionee is recorded as the holder of such Option
Shares on the records of the Company; provided that the foregoing shall not diminish or affect any rights the Optionee has under the Plan.

         10. TAXES. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state, local and other taxes required by law to be withheld with respect to the Non-Statutory Options including, but not limited to: (i) reducing the number of Option Shares otherwise deliverable, based upon their fair market value on the date of exercise, to permit deduction of the amount of any such withholding taxes from the amount otherwise payable under this Agreement; (ii) deducting the amount of any such withholding taxes from any other amount then or thereafter payable to the Optionee; or (iii) requiring the Optionee, beneficiary or legal representative to pay to the Company the amount required to be withheld or to execute such documents as the Company deems necessary or desirable to enable it to satisfy its withholding obligations as a condition of releasing the Option Shares.

         11.      GENERAL PROVISIONS.

                  (a) The Company shall at all time during the term of the Non-Statutory Options reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of this Agreement in respect of vested Option Shares, shall pay all fees and expenses necessarily incurred by the Company in connection therewith, and shall use its best efforts to comply with all laws and regulations that, in the reasonable opinion of counsel for the Company, are applicable thereto.

                  (b) Any notice to be given hereunder by either party to the other shall be in writing and shall be given either by personal delivery, telecopied with confirmed receipt, or sent by certified, registered or express mail, postage pre-paid, or sent by a national next-day delivery service, postage pre-paid, return receipt requested, addressed to the parties at the following addresses, or at any other address as such party may hereafter specify in writing and shall be deemed given when so delivered personally, or telecopied, or if mailed, two (2) days after the date of mailing, or if by national next-day delivery service, on the date after delivery to such service as follows:

                           (i)      if to the Company, to:

                                    Hawk Corporation
                                    Suite 30-5000, 200 Public Square
                                    Cleveland, Ohio 44114
                                    Telecopier: 216-861-4546
                                    ATTN: Chairman of the Board



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                                    with a copy to:

                                    Kohrman Jackson & Krantz P.L.L.
                                    One Cleveland Center, 20th Floor
                                    Cleveland, Ohio 44114
                                    Telecopier: 216-621-6536
                                    ATTN: Marc C. Krantz, Esq.

                           (ii)     if to the Optionee, to:

                                    [INSERT NAME, ADDRESS AND TELECOPIER NUMBER]

                  (c) The headings and other captions in this Agreement are for convenience of reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

IF EMPLOYED BY THE COMPANY:
                  [(d) THE PROVISIONS OF THIS AGREEMENT RELATE SOLELY TO GRANTING OF THE NON-STATUTORY STOCK OPTIONS TO THE OPTIONEE PURSUANT TO THE PLAN AS OF THE DATE HEREOF AND DO NOT ADDRESS OR RELATE TO ANY CONDITIONS OF THE OPTIONEE'S EMPLOYMENT WITH THE COMPANY. NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON THE OPTIONEE ANY RIGHT OR ENTITLEMENT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY NOR INTERFERE IN ANY WAY WITH THE RIGHT OR POWER OF THE COMPANY TO TERMINATE THE OPTIONEE'S EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.]

                  (d) No change or modification of this Agreement shall be valid unless the same is in writing and signed by the Company and the Optionee.

                  (e) No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom it is sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same or other condition, promise, agreement or understanding at a future time.

                  (f) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto. Nothing in this Agreement is intended, and it shall not be construed, to give any person or entity other than the parties hereto any right, remedy or claim under or in respect of this Agreement or any provisions hereof.

                  (g) This Agreement and all rights hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio applicable to contracts made and

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to be performed entirely within that State. In the event of any conflict between this Agreement and the Plan, the provisions of the Plan shall govern.

                  (h) This Agreement and the Plan set forth all of the agreements, warranties and representations among the parties hereto and thereto with respect to the Non-Statutory Options, and there are no other promises, agreements, conditions, understandings, representations or warranties, oral or written, express or implied, among them with respect to the Non-Statutory Options other than as set forth herein and therein. Any and all prior agreements with respect to the Non-Statutory Options are hereby revoked.

                  (i) This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Optionee has executed this Agreement, all as of the date first written above.


                                     HAWK CORPORATION


                                     By:
                                        ----------------------------------------
                                     Its:
                                         ---------------------------------------


                                     -------------------------------------------
                                     [INSERT NAME OF THE OPTIONEE]


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                                   EXHIBIT A

                 FORM OF EXERCISE OF NON-STATUTORY STOCK OPTION




Hawk Corporation
Suite 30-5000, 200 Public Square
Cleveland, Ohio  44114

Attention:  Chairman of the Board


Gentlemen:

         The undersigned Optionee hereby exercises all or a portion of the Non-Statutory Options granted to him pursuant to the Non-Statutory Stock Option Agreement dated as of __________, _____, between Hawk Corporation (the "Company") and the Optionee with respect to __________ shares of Class A Common Stock, par value $0.01 per share, of the Company covered by said Non-Statutory Options, and tenders herewith at the price of $__________ per share, of which $__________ represents payment of the exercise price thereof and $__________ represents payment of any withholding tax due.

         The registered address on the share certificate to be issued to the Optionee should be:
_______________________________________________________________________________.
The Optionee's social security number is: _________________________.


                                           Optionee:


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Typed or Printed Name


                                           -------------------------------------
                                           Date of Exercise